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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): October 24, 2006


                             ACME UNITED CORPORATION
             (Exact name of registrant as specified in its charter)
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          Connecticut                    001-07698              06-0236700
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         file number)        Identification No.)


60 Round Hill Road, Fairfield, Connecticut                        06824
 (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (203) 254-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 24, 2006, Acme United Corporation (the "Company") issued a press release announcing its financial results for the three and nine months ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this current report.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     Exhibit Number             Description
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     99.1                       Press release dated October 24, 2006.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ACME UNITED CORPORATION

By          /s/ WALTER C. JOHNSEN
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                Walter C. Johnsen
                 President and
             Chief Executive Officer

Dated:  October 24, 2006



By          /s/ PAUL G. DRISCOLL
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                Paul G. Driscoll
               Vice President and
              Chief Financial Officer

Dated:  October 24, 2006

EXHIBIT INDEX


     Exhibit Number             Description
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     99.1                       Press release dated October 24, 2006.